Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Summer Infant, Inc. (the “Company”) on Form 10Q for the period ending September 30, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Joseph Driscoll, Chief Financial Officer of the Company, certify pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Driscoll
Joseph Driscoll	November 12, 2009
Chief Financial Officer